As filed with the Securities and Exchange Commission on May 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         FIRST NATIONAL BANCSHARES, INC.
             (Exact name of Registrant as Specified in Its Charter)



          South Carolina                                  58-2466370
 (State of incorporation or organization)    (IRS Employer Identification No.)

             451 E. St. John Street
          Spartanburg, South Carolina                             29302
    (Address of principal executive offices)                   (Zip Code)



  If   this   form    relates   to   the    If   this   form    relates   to   the
registration  of a class  of  securities  registration  of a class  of  securities
pursuant   to   Section   12(b)  of  the  pursuant   to   Section   12(g)  of  the
Exchange Act and is  effective  pursuant  Exchange Act and is  effective  pursuant to  General  Instruction  A.(c),  please  to  General  Instruction  A.(d),  please
check the following box. |_|              check the following box. |X|

Securities  Act  registration  statement file number to which this form relates:

                                    333-87503
                                    ---------

        Securities to be registered pursuant to Section 12(b)of the Act:

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         For information with respect to the common stock, par value $.01 per share (the "Common Stock"), of First National Bancshares, Inc., a South Carolina corporation (the "Registrant"), see the information under the captions "Description of Capital Stock" and "Dividend Policy" contained in the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on September 21, 1999, as amended on November 3, 1999, as such Registration Statement may be amended further from time to time (as so amended, the "Form SB-2"). The Registration Statement is deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The  following  exhibits  are  filed  as a  part  of  the  Registration
Statement:

Exhibit
  No.             Description
-------           -----------

3.1               Articles  of   Incorporation   and  any  Amendments   thereto,
                  (incorporated by reference to Exhibit 3.1 of Registration Statement on Form SB-2, Registration No. 333-87503).

3.2               Bylaws   (incorporated   by   reference   to  Exhibit  3.2  of
                  Registration   Statement  on  Form  SB-2,   Registration   No.
                  333-87503).

4.1 See Exhibits 3.1 and 3.2 for provisions of the Articles of Incorporation and Bylaws of the Company defining rights of holders of the Company's Common Stock (incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registrant's Form SB-2 Registration Statement File No. 333-87503).

4.2 Form of certificate of common stock (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form SB-2, Registration No. 333-87503).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 FIRST NATIONAL BANCSHARES, INC.
                                                        (Registrant)




                                                 By:  /s/ Jerry L. Calvert
                                                     ---------------------------
                                                          Jerry L. Calvert
                                                      Chief Executive Officer

Date:  May 1, 2000

                                  EXHIBIT INDEX

Exhibit
  No.             Description
-------           -----------

3.1               Articles  of   Incorporation   and  any  Amendments   thereto,
                  (incorporated by reference to Exhibit 3.1 of Registration Statement on Form SB-2, Registration No. 333-87503).

3.2               Bylaws   (incorporated   by   reference   to  Exhibit  3.2  of
                  Registration   Statement  on  Form  SB-2,   Registration   No.
                  333-87503).

4.1 See Exhibits 3.1 and 3.2 for provisions of the Articles of Incorporation and Bylaws of the Company defining rights of holders of the Company's Common Stock (incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registrant's Form SB-2 Registration Statement File No. 333-87503).

4.2 Form of certificate of common stock (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form SB-2, Registration No. 333-87503).